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                      ASSOCIATES FIRST CAPITAL CORPORATION

                         EXECUTIVE DEFERRED SALARY PLAN


                            Effective August 1, 1991


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The Associates
EXECUTIVE DEFERRED SALARY PLAN

1.       PURPOSE

         The purpose of the Plan is to attract competent officers and key executives by offering flexible compensation opportunities; to motivate these executives to promote the growth and profitability of the Company; and to associate the interests of these executives with those of the Company.

2.       DEFINITIONS

         "Account" shall mean the record maintained by the Company reflecting Executive's Deferred Amounts, the earnings and losses and all other adjustments provided for in this Plan.

         "Account Balance" shall mean at any time the total of the amounts credited to the Executive's Account and any accrued but not credited gains or losses in accordance with the provisions established by the Committee.

         "Board of Directors" shall mean the Board of Directors of Associates First Capital Corporation.

         "Committee" shall mean the Committee appointed by the Board of Directors.

         "Company" shall mean Associates First Capital Corporation.

         "Current Salary" shall mean the Salary reduced by the agreed upon Deferred Amount pursuant to this Plan.

         "Deferred Amount" shall mean the amount by which the Salary is reduced from time to time as agreed upon by the Executive and the Company and deferred in accordance with the terms of the Plan. The Deferred Amount may be a dollar amount or a percentage of Salary.

         "Disability" shall mean the complete inability, due to sickness or accidental bodily injury, to both (i) perform any and every duty pertaining to a Participant's occupation with the Company and (ii) engage in any and every gainful occupation for which the Participant is reasonably fitted by education, training or experience. The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence it deems necessary or appropriate.

         "Employee" shall mean any person (including an officer) actively employed by the Company or a subsidiary on a full-time, salaried basis.

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         "Employed" or "Employment" shall mean performing services as an employee on a full time basis for Associates First Capital Corporation, Associates Corporation of North America or their respective subsidiaries.

         "Employer" shall mean any subsidiary of Associates First Capital Corporation that has an Employee eligible to participate or who is participating or has participated in the past. All subsidiaries listed on Attachment A are Employers hereunder.

         "Executive" shall mean an Employee who is an officer or key executive of the Company or a subsidiary Employed in a high-ranking executive or managerial capacity.

         "Hardship" shall mean a proven, unforeseen financial necessity or need of the Executive, as determined by the Committee in its sole discretion under its rules and policies.

         "Participant" shall mean an Executive selected by the Committee and whose participation in the Plan for a calendar year has been approved.

         "Plan" shall mean this Executive Deferred Salary Plan, as from time to time amended and in effect.

         "Retirement" shall mean early retirement with the prior written approval of the Company or normal or deferred retirement under any defined benefit pension plan maintained by the Company and qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

         "Salary" shall mean, at any time, the gross amount of base compensation being paid to Executive for Employment before giving effect to any agreements as to compensation hereunder.

3.       ADMINISTRATION

         The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the Plan, to determine the criteria for eligibility to participate in the Plan, to select Participants in the Plan, and to make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, its stockholders, Participants, Employees, former Employees and beneficiaries.

4.       ELIGIBILITY AND PARTICIPATION

         Participation in the Plan for a calendar year shall be limited to those key Executives whom the Committee shall select, on

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         the basis of such Executives' impact on the long-term success of the
         Company, and who might benefit from the deferral of amounts otherwise constituting current compensation.

5.       DEFERRAL OF SALARY

         A Participant may, subject to the terms and conditions of this Plan, elect to defer payment of a maximum of 35% of Salary annually under this Plan and agree with the Company on the amount of Current Salary to be paid to the Participant for the following calendar year and the Deferred Amount which will not be paid, by completing the form prescribed by the Committee. Such form shall include the Current Salary, Deferred Amount, the period of deferral, and the period over which payment is to be made. The form shall constitute an agreement between the Company and the Employee as to the amount of Current Salary and as to the Deferred Amount previously credited that shall be paid in the following calendar year or years. The Committee may further limit deferral by individual Participants, for any reason it deems advisable.

         (a)     Election.

                 An election to defer Salary shall be made on or before the last regular working day of the Company of the calendar year preceding the calendar year for which the Salary agreement is to be made and shall be effective upon delivery (or in the event the form is mailed by certified mail, return receipt requested, on the date of mailing) of the deferral form to the Senior Vice President, Human Resources. Notwithstanding the preceding sentence, in the calendar year in which this Plan is initially adopted and in the case of an individual who becomes an Executive during a calendar year, a Participant's election to defer Salary that would otherwise be payable after the date of the election may be made up to 60 days after the date the Plan is adopted or the individual becomes an Executive and eligible to participate herein, whichever is applicable. The election made to reduce Salary by a Participant must remain in effect for an entire calendar year (or, in the case of the calendar year in which this Plan is adopted or the calendar year in which an individual becomes an Executive, the remaining portion of such calendar year to which the deferral election relates) and may not be changed by any action taken by the Participant thereafter. Nothing in this paragraph shall be construed to limit any right a Participant may otherwise have under this Plan with respect to the timing and form of the payment of Salary deferred by such an election.

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(b)      Payment of Deferred Amounts.

         The Deferred Amount, plus or minus any earnings or losses thereon pursuant to Subsection (c) hereof, upon the death, Disability or Retirement of the Participant will be paid to the Participant (or, in the event of the Participant's death, the person or estate determined under Section 6 hereof), on the date(s) and in the manner selected by the Participant on the deferral form prescribed by the Committee. Upon termination of employment other than on account of death, Disability or Retirement, the Deferred Amount will ordinarily be paid to the Participant in a lump sum within sixty (60) days of such termination; however, the Committee may, in its sole discretion, choose to defer payment until the time previously elected by such Participant pursuant to this Section 5.

(c)      Earnings Credited on Deferred Amounts.

         All Deferred Amounts will be credited with earnings and losses in the manner prescribed by the Committee.

(d)      Acceleration of Payment of Deferred Amounts.

         Payment of the Deferred Amounts plus or minus any earnings or losses may occur prior to the date(s) indicated in the payment deferral form under the following circumstances:

         (1) The Company may distribute to the Participant the Deferred Amount at such date(s) as the Committee shall determine if the Committee concludes, in its sole discretion, that events such as changes in the federal tax laws or applicable accounting principles or practices have rendered continued deferral of the Deferred Amount undesirable either for the Company or the Participant.

         (2) At any time prior to complete payment of the Deferred Amount, the Company may, in its sole discretion, pay to the Participant (or, in the event of the Participant's death, the person or estate determined under Section 6 hereof), an amount not greater than that portion of the Deferred Amount that the Committee determines, in its sole discretion, is necessary to meet a Hardship arising from an emergency. The payment shall be made only in instances of Hardship arising from causes beyond the Participant's control, such as accident or illness, divorce, financial reversal and such events as described in the safe harbor hardship provisions of Treasury Reg.
                 Section l.401(K)-(1)(d)(2)(ii)(B). The Participant shall apply in


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                 writing to the Committee for any Hardship payment under this paragraph and shall furnish to the committee such information as the Committee deems necessary and appropriate to make its determination. Any hardship distribution under this Plan or any hardship withdrawal by a Participant from the Company's Retirement Savings and Profit Sharing Plan shall result in suspension of the ability to defer Salary for the current year of distribution and the following calendar year.

         (3) In no event may payment of Deferred Amount, and earnings or losses thereon, or any portion thereof, be accelerated in any manner other than as provided above.

6.       DESIGNATION OF BENEFICIARY

         A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Deferred Amount hereunder, plus or minus earnings and losses therein, shall receive payment of the Deferred Amount, plus or minus earnings and losses thereon, due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The
         Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Senior Vice President, Human Resources. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of the Account Balance, the Account Balance payable under the Plan shall be paid to the Participant's estate. If the beneficiary dies after receiving any payment of the Account Balance, any amounts remaining to be paid shall be paid to the beneficiary's estate.

7.       AMENDMENTS

         The Board of Directors may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects a Participant's rights to or interest in the Account Balance credited prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

8.       TERMINATION

         (a) The Board of Directors may terminate this Plan (in whole or in part) at any time. In the case of such a termination, the following provisions of this Section 8 shall apply notwithstanding any other provisions of the Plan to the contrary.

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         (b)     In the event of termination of the Plan, the Company shall distribute to the Participant in a lump sum all amounts credited to the Participant's accounts under the Plan. Such payment will be made not later than sixty (60) days after the date of termination.

9.       MISCELLANEOUS PROVISIONS

         (a) This Plan is not a contract for employment of the Employee for a certain period of time; it is totally gratuitous on the part of the Company and the Employer. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee any right to be retained in the employ of an Employer.

         (b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 6 hereof, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay the Deferred Amount, plus or minus earnings or losses thereon, with respect to the Participant.

         (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of the Account Balance.

10.      WITHHOLDING AND PAYMENTS

         The Company shall have the right to deduct from any amount to be paid to any Participant or beneficiary hereunder any taxes or other amounts required by law to be withheld.

11.      EFFECTIVE DATE

         The Plan shall be effective on and after January 1, 1991.


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                                 THE ASSOCIATES
                         EXECUTIVE DEFERRED SALARY PLAN
                             1996 SALARY AGREEMENT
________________________________________________________________________________

         PARTICIPANT'S NAME: _________________________________________

________________________________________________________________________________

I.       ELECTION FOR PAYMENT OR DEFERRAL OF CALENDAR YEAR 1996 SALARY:

         I hereby agree with the Company to:

         [ ] Pay my salary in full. (I do not want to defer any of my salary in 1996).

                                       OR

         [ ] Defer $ _____________ of my Salary (base salary before deductions) resulting in a Current Salary of $ ___________________.

                                       OR

         [ ] Defer _____% of my Salary (base salary before deductions) resulting in a Current Salary of ______% of Salary.

         NOTE: YOU MAY ONLY DEFER UP TO 35% OF YOUR BASE SALARY.

II. DISTRIBUTION ELECTION DURING EMPLOYMENT FOR AMOUNTS DEFERRED IN 1996 AND PRIOR YEARS:

         The following distribution election revokes and supersedes any prior elections made.

         Note:   Amounts deferred cannot be accelerated from a later year to an earlier year, but can be further deferred to a later year if the election is made prior to the end of the year preceding the year in which the Deferred Amount was to be paid. The Deferred Amount to be distributed in any year will be reduced pro rata by the amount of net losses, if any, credited to the Account Balance.

                                                                          (over)
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         Pay the Account Balance as follows:

         [ ]     All on the following date:  ________________________________
                                                        (MM/DD/YY)

                                       OR

         [ ]     $ __________ or _____% on   ________________________________
                                                        (MM/DD/YY)

                 $ __________ or _____% on   ________________________________
                                                        (MM/DD/YY)

                 $ __________ or _____% on   ________________________________
                                                        (MM/DD/YY)

                 $ __________ or _____% on   ________________________________
                                                        (MM/DD/YY)

                 $ __________ or _____% on   ________________________________
                                                        (MM/DD/YY)


                  (YOU MAY ELECT ONE OR MORE INSTALLMENTS)

PLEASE NOTE: THIS FORM MUST BE COMPLETED AND RECEIVED BY JOHN W. LEE - HUMAN RESOURCES - HOME OFFICE, DALLAS BY DECEMBER 29, 1995. If this form has not been received by that date, no deferral of your 1996 salary may be made and any prior elections regarding the distribution of your deferred account balance will remain in effect.

This election form is intended as a brief summary of select provisions of the Executive Deferred Salary Plan (the "Plan"). Please refer to the Plan for more detailed information. Any provision of this election form may be amended, modified, or eliminated at any time without the consent of the Participant.

Please complete the enclosed form for elections regarding death, Disability or Retirement, and beneficiary and return it with this election form.

In addition, please be aware that FICA and Medicare tax will be due on all deferred amounts. This will be deducted from your regular paycheck.


__________________                  ________________________________________
      Date                                 Signature of Participant

        THIS FORM MUST BE RECEIVED BY JOHN LEE IN HUMAN RESOURCES IN
                         DALLAS BY DECEMBER 29, 1995
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ADMINISTRATION OF AMOUNTS DEFERRED

In the event that you elect to defer any part of your 1996 Salary, Associates First Capital Corporation (the "Company") shall establish and/or continue to maintain in your name a deferred account.

Your deferred account shall be administered as follows:

         i) any Salary deferred shall be credited to your deferred account with interest at the prime rate, unless you are currently participating in the plan and have opted otherwise OR you have elected to participate in 1996 and have completed a Quarterly Investment Election Change Form;

         ii) Account Balances may be reallocated to the available investment options on the quarterly dates designated by the Company; and

         iii) your deferred account will be credited with earnings and losses as experienced from the elected investment options on a quarterly basis (on the last day of March, June, September and December).
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                                 THE ASSOCIATES
                         EXECUTIVE DEFERRED SALARY PLAN
                   DISTRIBUTIONS OTHER THAN DURING EMPLOYMENT
                       AND BENEFICIARY DESIGNATION - 1996

________________________________________________________________________________

         PARTICIPANT'S NAME: _________________________________________

________________________________________________________________________________

I.       DISTRIBUTION ELECTION IN THE EVENT OF DISABILITY OR RETIREMENT

         If my employment BY the Company terminates due to my Disability or Retirement, please PAY MY Account Balance as follows after the determination OF my Disability or Retirement (check one):

         [ ]     Lump sum within thirty days.

         [ ]     Lump sum on or about January 31st of the next calendar year.

         [ ] In ___________________ annual installments (not more than 15) equal to the undistributed balance in my deferred account divided by the number of remaining annual installments beginning on or about January 31st of the next calendar year.

         This election supersedes my distribution elections during employment.

II.      DISTRIBUTION ELECTION IN THE EVENT OF DEATH

         In the event of my death, please pay my Account Balance as follows to my beneficiary after the date of my death (check one):

         [ ]     Lump sum within thirty days.

         [ ]     Lump sum on or about January 31st of the next calendar year.

         [ ] In __________________ annual installments (not more than 15) equal to the undistributed balance in my deferred account divided by the number of remaining annual installments beginning on or about January 31st of the next calendar year.

         This election supersedes my distribution elections during employment and Disability or Retirement.

                                                                          (over)
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III.     DISTRIBUTION AFTER TERMINATION (OTHER THAN DEATH, DISABILITY OR
         RETIREMENT)

         If my employment by the Company terminates for any reason other than death, Disability or Retirement, the Company will pay my remaining Account Balance in one lump sum within sixty days after (or as soon as practicable thereafter) such termination of employment. The Committee may, however, in its sole discretion, continue the period of deferral and pay my account balance as elected under the distributions during employment, death, Disability or Retirement.

         I understand that the Company may, in its sole discretion, distribute all or part of my Account Balance at an earlier date in accordance with the terms of the Plan.

IV.      BENEFICIARY DESIGNATION

         In accordance with Section 6 of the Associates First Capital Corporation Executive Deferred Salary Plan (the "Plan") and subject to the terms and conditions of the Plan, I hereby designate the following individual(s) as my beneficiary(ies):

         NOTE: If any primary or contingent beneficiary is a trustee, executor or guardian, indicate the title, the type of instrument and date. For example - John Smith, Trustee under agreement dated September 1, 1991.

         PRIMARY:
         1.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                            Street Address

                          ______________________________________________________
                          City                 State                    Zip Code

         PRIMARY:
         2.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                            Street Address

                          ______________________________________________________
                          City                 State                    Zip Code
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         PRIMARY:
         3.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                            Street Address

                          ______________________________________________________
                          City                 State                    Zip Code


         PRIMARY:
         4.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                            Street Address

                          ______________________________________________________
                          City                 State                    Zip Code

         CONTINGENT: (receives distribution only if no primary beneficiary is living)

         1.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                            Street Address

                          ______________________________________________________
                          City                 State                    Zip Code


                                                                          (over)
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         CONTINGENT: (receives distribution only if no primary beneficiary is living)

         2.      Name: ___________________________________  Percentage ________%

                       ___________________________________

                 Relationship: ___________________________  SS# ________________

                 Address: ______________________________________________________
                                           Street Address

                          ______________________________________________________
                          City                 State                    Zip Code


I understand that in the event of my death prior to receipt of all amounts payable to me pursuant to the Plan, any amounts not fully paid will be paid to my above designated beneficiary(ies), or to my estate if I have not designated a beneficiary, or all of my beneficiaries die prior to receiving full payment. If more than one beneficiary is designated, settlement will be made in equal shares to such of the designated beneficiaries (or beneficiary) as survive me, unless a percentage is otherwise specified above. This Beneficiary Designation revokes and supersedes any previous designation made by me.

I acknowledge that I have received a copy of the Plan and have read its provisions and agree to be bound by the terms contained therein.

__________________                  ________________________________________
      Date                                 Signature of Participant

IF YOU HAVE DESIGNATED A PRIMARY BENEFICIARY OTHER THAN YOUR SPOUSE, YOU MUST HAVE YOUR SPOUSE SIGN THE CONSENT BELOW.

SPOUSE CONSENT

I hereby consent to the above beneficiary designation.

                                    ________________________________________
                                               Signature of Spouse

RESOLUTION ADOPTED BY WRITTEN CONSENT OF THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
ASSOCIATES FIRST CAPITAL CORPORATION DATED OCTOBER 16, 1995

APPROVE AMENDMENTS TO EXCESS BENEFIT PLAN

RESOLVED, the Excess Benefit Plan Associates First Capital Corporation ("the Company") is hereby amended to clarity the intent of the Company in contracting with the participants to refrain from certain actions after termination of employment so that Section 5.07 thereof shall read as follows:

                 "5.07 Obligations of Participant

                 Notwithstanding anything to the contrary in this Plan, no benefit funded by the Company shall be vested and it shall be a continuing requirement that the benefit hereunder be earned by compliance with the following provisions.

                 (a) A Participant shall not at any time engage in a crime involving dishonesty or fraud on the part of such Participant in his relationship with the Company, and if convicted of such a crime, all benefits that would otherwise be payable to him or her under the Plan shall be terminated.

                 (b) A Participant who has left employment with the Company and its affiliates shall not do any act or engage in any occupation or employment which is in competition with or detrimental to the business of the Company (as determined by the Committee in its sole discretion). If a Participant does any such act or so engage in competition or detrimental conduct, such Participant shall be notified by the Company that benefits, under this Plan, if not yet paid, shall cease and be terminated unless such competitive and/or detrimental conduct is discontinued within a period of time that has been prescribed by the Company. In such case, the benefit payable from this Plan to a Participant shall be suspended (if in pay status) during the prescribed period and, if the competitive and/or detrimental conduct has not ceased prior to the expiration of such period, the Participant shall be deemed to have elected not to receive a benefit and his benefit payments (if in pay status) and all rights to receive a benefit in the future shall be terminated on a permanent basis. The Participant agrees to be bound by all the terms hereof by accepting the benefits of this Plan.

                 The foregoing conditions are a fundamental consideration for the promises of the Company in this Plan."

RESOLVED, that participants in the Corporate Annual Performance Plan, the Long Term Performance Plan, the Executive Deferred Salary Plan and the Phantom Stock Appreciation Plan Deferral Agreement shall be entitled to a conversion election with respect to their deferred accounts four times per year on the last day of each March, June, September and December and that for 1995 only the participant shall be entitled to the election currently provided on September 1 and the election on the new quarterly date of September 30. Thereafter the conversion dates shall be quarterly.

FURTHER RESOLVED, that any one of the members of the Compensation Committee is authorized to execute and deliver such amendments, agreements or other writings as may be necessary to carry into effect the foregoing resolutions.

RESOLUTION ADOPTED BY WRITTEN CONSENT OF THE
BOARD OF DIRECTORS OF ASSOCIATES FIRST CAPITAL CORPORATION
DATED DECEMBER 29, 1995

DESIGNATION OF EXECUTIVE DEFERRED SALARY PLAN COMMITTEE

RESOLVED, that the Executive Deferred Salary Plan Committee shall be the Compensation Committee of the Board of Directors of this Corporation, until the further action of this Board of Directors.